UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2013


                              Eight Dragons Company
             (Exact Name of Registrant as Specified in Its Charter)

         Nevada                    000-28453                   75-2610236
(State of Incorporation)    (Commission File Number)    (IRS Employer ID Number)

                    1600 West Golf Course, Midland, TX 79701
                    (Address of principal executive offices)

                                 (432) 889-4477
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

RESIGNATION OF S. W. HATFIELD, CPA'S

On February 5, 2013, the Board of Directors of Eight Dragons Company (Company) was notified by it's auditors, S. W. Hatfield, CPA (SWHCPA) of Dallas, Texas that, due to the partner rotation rules and regulations of the U. S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002, the firm would resign effective upon the Company's filing of the Form 10-K for the year ended December 31, 2012.

The Company's Board of Directors has accepted the pending resignation of SWHCPA.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended December 31, 2012 and 2011) and from January 1, 2013 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. For the years ended December 31, 2012 and 2011, and from January 1, 2013 through the date of this report, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SWHCPA with a copy of the foregoing disclosure and requested SWHCPA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of SWHCPA's letter dated February 5, 2013 is attached as
Exhibit 16.1 in this filing.

The Company anticipates appointing successor auditors in the near future and will file the required Current Report on Form 8-K concurrent with that event.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

16.1     Letter from S. W. Hatfield, CPA

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EIGHT DRAGONS COMPANY


Dated: February 5, 2013                 By: /s/ Glenn A. Little
                                            ------------------------------------
                                            Glenn A. Little
                                            President, Chief Executive Officer,
                                            Chief Financial Officer and Director

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